UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2012 (January 3, 2012)

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136

(Address of principal executive offices) (Zip Code)

(918) 481-1119

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of NGL Energy Partners LP, filed with the Securities and Exchange Commission on January 9, 2012, which reported under Item 2.01 the completion of the business combination with seven companies affiliated with Pacer Propane Holding, LP (collectively, “Pacer Propane”) on January 3, 2012 (the “Form 8-K”).  This amendment is filed to provide the financial statements for Pacer Propane and the pro forma financial information of NGL Energy Partners LP for such transaction as required by Item 9.01.  Unless set forth below, all previous Items of the Form 8-K are unchanged.

Item 9.01             Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

The audited combined financial statements of the Businesses of Pacer Propane Contributed to NGL Energy Partners LP as of December 31, 2011 and for the year then ended and the related notes are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b)           Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet as of December 31, 2011, the unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2011, and the unaudited pro forma condensed consolidated statement of operations for the nine months ended December 31, 2011 of NGL Energy Partners LP and the related notes are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(d) Exhibits

Exhibit No.	Description
99.1	Audited combined financial statements of the Businesses of Pacer Propane Contributed to NGL Energy Partners LP as of December 31, 2011 and for the year then ended and the related notes

99.2

The unaudited pro forma condensed consolidated balance sheet as of December 31, 2011, the unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2011, and the unaudited pro forma condensed consolidated statement of operations for the nine months ended December 31, 2011 of NGL Energy Partners LP and the related notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC,
its general partner

Date: March 19, 2012		By:	/s/ Craig S. Jones
Craig S. Jones
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited combined financial statements of the Businesses of Pacer Propane Contributed to NGL Energy Partners LP as of December 31, 2011 and for the year then ended and the related notes

99.2

The unaudited pro forma condensed consolidated balance sheet as of December 31, 2011, the unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2011, and the unaudited pro forma condensed consolidated statement of operations for the nine months ended December 31, 2011 of NGL Energy Partners LP and the related notes